             CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                  ORIGINAL PURCHASE AS OF SUB-ACCOUNT INCEPTION
                     VALUATION DATE AS OF DECEMBER 31, 1998

Date                      Transaction                                      Dollar Amount           Unit Value
----                      -----------                                      -------------           ----------

                          HARRIS ASSOCIATES VALUE PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.146989359
2-8-97                    Contract Fee                                            (1.44)           12.123468000
2-9-98                    Contract Fee                                            (1.44)           15.293320523
12-31-98                  Value                                                                    15.501823242
Cumulative Total Returns without/with chrgs                                                              52.77% A
Avg. Annual Total Returns without/with chrgs                                                             15.77% B

                          MFS TOTAL RETURN PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.102774711
2-8-97                    Contract Fee                                            (1.44)           11.027930228
2-9-98                    Contract Fee                                            (1.44)           13.375506975
12-31-98                  Value                                                                    14.561603711
Cumulative Total Returns without/with chrgs                                                              44.13% A
Avg. Annual Total Returns without/with chrgs                                                             13.47% B

                          STRONG GROWTH PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.558402726
2-8-97                    Contract Fee                                            (1.44)           12.621549924
2-9-98                    Contract Fee                                            (1.44)           16.045981936
12-31-98                  Value                                                                    20.199713132
Cumulative Total Returns without/with chrgs                                                              91.31% A
Avg. Annual Total Returns without/with chrgs                                                             25.14% B








                          ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.156090245
2-8-97                    Contract Fee                                            (1.44)           10.349591726
2-9-98                    Contract Fee                                            (1.44)           12.205056788
12-31-98                  Value                                                                    14.131123317
Cumulative Total Returns without/with chrgs                                                              39.14% A
Avg. Annual Total Returns without/with chrgs                                                             12.09% B


                          LEXINGTON CORPORATE LEADERS PORTFOLIO

2-9-96                    Purchase                                            $1,000.00            10.238540927
2-8-97                    Contract Fee                                            (1.44)           11.509183224
2-9-98                    Contract Fee                                            (1.44)           14.531551006
12-31-98                  Value                                                                    15.718449356
Cumulative Total Returns without/with chrgs                                                              53.52% A
Avg. Annual Total Returns without/with chrgs                                                             15.97% B

                          BANKERS TRUST EQUITY 500 INDEX

5-4-98                    Purchase                                            $1,000.00            10.000000000
12-31-98                  Contract Fee                                           ($1.44)           10.940352162
12-31-98                  Value                                                                    10.940352162
Cumulative Total Returns without/with chrgs                                                               9.40% A

                          MORGAN STANLEY INTERNATIONAL MAGNUM

5-4-98                    Purchase                                            $1,000.00            10.000000000
12-31-98                  Contract Fee                                           ($1.44)            9.097114857
12-31-98                  Value                                                                     9.097114857
Cumulative Total Returns without/with chrgs                                                              -9.03% A

                          MORGAN STANLEY EMERGING MARKETS EQUITY

5-4-98                    Purchase                                            $1,000.00            10.000000000
12-31-98                  Contract Fee                                           ($1.44)            6.987877449
12-31-98                  Value                                                                     6.987877449
Cumulative Total Returns without/with chrgs                                                             -30.12% A

                          MORGAN STANLEY HIGH YIELD

5-4-98                    Purchase                                            $1,000.00            10.000000000
12-31-98                  Contract Fee                                           ($1.44)            9.953220938
12-31-98                  Value                                                                     9.953220938
Cumulative Total Returns without/with chrgs                                                              -0.47% A




      Units This Trans          Accum Units              Accum Value
      ----------------          -----------              -----------



              98.551                  98.551                 1,000.00
              (0.119)                 98.433                 1,193.34
              (0.094)                 98.338                 1,503.92
               0.000                  98.338                 1,524.43
                                                               52.44% C
                                                               15.69% D



              98.983                  98.983                 1,000.00
              (0.131)                 98.852                 1,090.13
              (0.108)                 98.744                 1,320.76
               0.000                  98.744                 1,437.88
                                                               43.79% C
                                                               13.37% D



              94.711                  94.711                 1,000.00
              (0.114)                 94.597                 1,193.96
              (0.090)                 94.507                 1,516.47
               0.000                  94.507                 1,909.02
                                                               90.90% C
                                                               25.04% D










              98.463                  98.463                 1,000.00
              (0.139)                 98.324                 1,017.61
              (0.118)                 98.206                 1,198.61
               0.000                  98.206                 1,387.76
                                                               38.78% C
                                                               11.99% D




              97.670                  97.670                 1,000.00
              (0.125)                 97.545                 1,122.66
              (0.099)                 97.446                 1,416.04
               0.000                  97.446                 1,531.70
                                                               53.17% C
                                                               15.88% D



             100.000                 100.000                 1,000.00
              (0.132)                 99.868                 1,092.60
               0.000                  99.868                 1,092.60
                                                                9.26% C



             100.000                 100.000                 1,000.00
              (0.158)                 99.842                   908.27
               0.000                  99.842                   908.27
                                                               -9.17% C



             100.000                 100.000                 1,000.00
              (0.206)                 99.794                   697.35
               0.000                  99.794                   697.35
                                                              -30.27% C



             100.000                 100.000                 1,000.00
              (0.145)                 99.855                   993.88
               0.000                  99.855                   993.88
                                                               -0.61% C


A = (Unit Value as of December 31, 1998 - Unit Value at Purchase)/Unit Value at Purchase
B =((A+1) ^(1/2.89315068493)) - 1
C = (Accumulated Value as of December 31, 1998 - Accum. Value at Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/2.89315068493)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.

                          SAMPLE

12-31-93                  Purchase                        $1,000.00     13.676948110        73.116      73.116   1,000.00
12-31-94                  Contract Fee                        (1.00)    13.214629410        (0.076)     73.040     965.20
12-31-95                  Contract Fee                        (1.00)    17.309659990        (0.058)     72.982   1,263.30
12-31-96                  Contract Fee                        (1.00)    19.489598600        (0.051)     72.931   1,421.40
12-31-96                  Value before Surr Chg                         19.489598600         0.000      72.931   1,421.40
12-31-96                  Surrender Charge                   (22.00)    19.489598600        (1.129)     71.802   1,399.40
Cumulative Total Returns without/with chrgs                  42.50% A                                              39.94% C
Avg. Annual Total Returns without/with chrgs                 12.53% B                                              11.85% D


                                                      2.89315068493

             CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                    ORIGINAL PURCHASE AS OF DECEMBER 31, 1997
                     VALUATION DATE AS OF DECEMBER 31, 1998

Date                      Transaction                                     Dollar Amount           Unit Value
----                      -----------                                     -------------           ----------

                          HARRIS ASSOCIATES VALUE PORTFOLIO

12-31-97                  Purchase                                            $1,000.00            15.083106243
12-31-98                  Contract Fee                                            (1.44)           15.501823242
12-31-98                  Value                                                                    15.501823242
Cumulative Total Returns without/with chrgs                                                               2.78% A

                          MFS TOTAL RETURN PORTFOLIO

12-31-97                  Purchase                                            $1,000.00            13.200967296
12-31-98                  Contract Fee                                            (1.44)           14.561603711
12-31-98                  Value                                                                    14.561603711
Cumulative Total Returns without/with chrgs                                                              10.31% A


                          STRONG GROWTH PORTFOLIO

12-31-97                  Purchase                                            $1,000.00            15.716617098
12-31-98                  Contract Fee                                            (1.44)           20.199713132
12-31-98                  Value                                                                    20.199713132
Cumulative Total Returns without/with chrgs                                                              28.52% A

                          ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

12-31-97                  Purchase                                            $1,000.00            12.212153514
12-31-98                  Contract Fee                                            (1.44)           14.131123317
12-31-98                  Value                                                                    14.131123317
Cumulative Total Returns without/with chrgs                                                              15.71% A






                          LEXINGTON CORPORATE LEADERS PORTFOLIO

12-31-97                  Purchase                                            $1,000.00            14.246101967
12-31-98                  Contract Fee                                            (1.44)           15.718449356
12-31-98                  Value before Surr Chg                                                    15.718449356
Cumulative Total Returns without/with chrgs                                                              10.34% A



     Units This Trans          Accum Units              Accum Value
     ----------------          -----------              -----------



              66.299                  66.299                 1,000.00
              (0.093)                 66.206                 1,026.32
               0.000                  66.206                 1,026.32
                                                                2.63% C



              75.752                  75.752                 1,000.00
              (0.099)                 75.653                 1,101.63
               0.000                  75.653                 1,101.63
                                                               10.16% C




              63.627                  63.627                 1,000.00
              (0.071)                 63.556                 1,283.81
               0.000                  63.556                 1,283.81
                                                               28.38% C



              81.886                  81.886                 1,000.00
              (0.102)                 81.784                 1,155.70
               0.000                  81.784                 1,155.70
                                                               15.57% C








              70.195                  70.195                 1,000.00
              (0.092)                 70.103                 1,101.91
               0.000                  70.103                 1,101.91
                                                               10.19% C


A = (Unit Value as of December 31, 1998 - Unit Value at Purchase)/Unit Value at Purchase
C = (Accumulated Value as of December 31, 1998 - Accum. Value at Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.

                          SAMPLE

12-31-93                  Purchase                          $1,000.00     13.676948110    73.116      73.116     1,000.00
12-31-94                  Contract Fee                          (1.00)    13.214629410    (0.076)     73.040       965.20
12-31-95                  Contract Fee                          (1.00)    17.309659990    (0.058)     72.982     1,263.30
12-31-96                  Contract Fee                          (1.00)    19.489598600    (0.051)     72.931     1,421.40
12-31-96                  Value before Surr Chg                           19.489598600     0.000      72.931     1,421.40
12-31-96                  Surrender Charge                     (22.00)    19.489598600    (1.129)     71.802     1,399.40
Cumulative Total Returns without/with chrgs                    42.50% A                                            39.94% C
Avg. Annual Total Returns without/with chrgs                   12.53% B                                            11.85% D


                                                        2.64109589041